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                                                                    EXHIBIT 23.2










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                        VERTEX COMMUNICATIONS CORPORATION

                                  EXHIBIT 23.2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


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                                                                    Exhibit 23.2


                       Consent of Independent Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated October 24, 1997, included in Vertex Communications Corporation's Form 10-K for the year ended September 30, 1997, and to all references to our Firm included in the registration statement.


                                                             ARTHUR ANDERSEN LLP

Dallas, Texas
May 22, 1998